Compensation Receivable for Consumption Tax, Net	12 Months Ended
Mar. 31, 2024
Compensation Receivable for Consumption Tax, Net [Abstract]
COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

NOTE 6 – COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

Compensation receivable for consumption tax, net consisted of the following:

	March 31, 2024	March 31, 2023
Compensation receivable for consumption tax	$9,954,030	$23,579,234
Less: allowance for credit losses	(99,526)	(436,145)
Subtotal	9,854,504	23,143,089
Less: compensation receivable for consumption tax, current	(7,133,470)	(3,912,719)
Long-term compensation receivable for consumption tax, net	$2,721,034	$19,230,370

The Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021. As a result of the examination, the Company was required to return consumption tax refund for export transactions that were determined not to meet the tax exemption requirements due to failure in submission of relevant export documents (see Note 13) by the Company’s certain suppliers and customers. In June 2023, the Company entered into agreements with relevant suppliers and customers to claim compensation for damages from the additional consumption tax payment. These suppliers and customers agreed to compensate the Company and the compensation receivable for consumption tax will be paid over two years from the date of the agreements. As of March 31, 2023, the net total of approximately $23.2 million (approximately ¥3.1 billion), including approximately $23.1 million due from third parties and approximately $0.1 million due from a related party (see Note 12). During the fiscal year ended March 31, 2024, the Company received a total of approximately $13.6 million (approximately ¥1.6 billion), and the net total of approximately $9.9 million (approximately ¥1.5 billion) of compensation receivable for consumption tax was all due from third parties as of March 31, 2024.